EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the annual report of Unicorp, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl A. Chase, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

_/s/ Carl A. Chase___________________________
Carl A. Chase,
Principal Accounting Officer
November 8, 2005

A signed original of this written statement required by Section 906 has been provided to Unicorp, Inc. and will be retained by Unicorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.